DISBURSEMENT REQUEST AND AUTHORIZATION

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$520,515.67	08-01-2010	11-01-2010	9304850(0			MO	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "****" has been omitted due to text length limitations.

Borrower: Hydrodynamic Technology, Inc.
10019 Canoga Avenue
Chatsworth, CA 91311

Lender: National Bank of California
Corporate Banking Department
12121 Wilshire Boulevard
14th Floor
Brentwood, CA 90025

LOAN TYPE. This is a Variable Rate Nondisclosable Loan to a Corporation for $520,515.67 due on November 1, 2010.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

☐ **Personal, Family, or Household Purposes or Personal Investment.**

☒ **Business (Including Real Estate Investment).**

SPECIFIC PURPOSE. The specific purpose of this loan is: Originally to finance start-up costs and working capital.

REAL ESTATE DOCUMENTS. If any party to this transaction is granting a security interest in any real property to Lender and Hydrodynamic Technology, Inc. is not also a party to the real estate document or documents (the "Real Estate Documents") granting such security interest, Borrower agrees to perform and comply with the Real Estate Documents just as if Borrower has signed as a direct and original party to the Real Estate Documents. This means Borrower agrees to all the representations and warranties made in the Real Estate Documents. In addition, Borrower agrees to perform and comply strictly with all the terms, obligations and covenants to be performed by either Borrower or any Grantor or Trustor, or both, as those words are defined in the Real Estate Documents. Lender need not tell Borrower about any action or inaction Lender takes in connection with the Real Estate Documents. Borrower assumes the responsibility for being and keeping informed about the property. Borrower also waives any defenses that may arise because of any action or inaction of Lender, including without limitation any failure of Lender to realize upon the property, or any delay by Lender in realizing upon the property.

FLOOD INSURANCE. Some of the property that will secure the loan is not located in an area that has been identified by the Director of the Federal Emergency Management Agency as an area having special flood hazards. Therefore, although flood insurance may be available for the property, no special flood hazard insurance protecting property not located in an area having special flood hazards is required by law for this loan at this time.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $520,515.67 as follows:

Other Disbursements: $520,515.67 Outstanding principal balance	$520,515.67
Note Principal:	$520,515.67

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

Prepaid Finance Charges Paid in Cash: $2,603.00 Loan Fee	$2,603.00
Total Charges Paid in Cash:	$2,603.00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED AUGUST 1, 2010.

BORROWER:

HYDRODYNAMIC TECHNOLOGY, INC.

By: ______________________
Igor Gorodnitsky, President / CFO of Hydrodynamic Technology, Inc.

By: ______________________
Roman Gordon, CEO / Secretary of Hydrodynamic Technology, Inc.

LASER PRO Lending, Ver. 5.52.10.001 Copr. Harland Financial Solutions, Inc. 1997, 2010. All Rights Reserved. - CA N:\WINCFI\CFI\LPL\D20.FC TR-2458 PR-21

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$520,515.67	08-01-2010	11-01-2010	930485000			MO	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "****" has been omitted due to text length limitations.

Borrower: Hydrodynamic Technology, Inc.
10019 Canoga Avenue
Chatsworth, CA 91311

Lender: National Bank of California
Corporate Banking Department
12121 Wilshire Boulevard
14th Floor
Brentwood, CA 90025

Principal Amount: $520,515.67

Date of Agreement: August 1, 2010

DESCRIPTION OF EXISTING INDEBTEDNESS: The Promissory Note dated February 7, 2007 in the amount of $700,000.00 and subsequent Change in Terms Agreements dated January 18, 2008, April 2, 2008 July 2, 2008, January 2, 2009, May 1, 2009, and August 1, 2009, with an outstanding principal balance of $520,515.67.

DESCRIPTION OF CHANGE IN TERMS: The Maturity of the Note is hereby extended from August 1, 2010 to November 1, 2010.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers or endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

HYDRODYNAMIC TECHNOLOGY, INC.

By: ______________________________
Igor Gorodnitsky, President / CFO of Hydrodynamic Technology, Inc.

By: ______________________________
Roman Gordon, CEO / Secretary of Hydrodynamic Technology, Inc.

PRIOR TO SIGNING THIS AGREEMENT, GUARANTORS READ AND UNDERSTOOD ALL PROVISIONS OF THIS AGREEMENT. GUARANTORS AGREE TO THE TERMS OF THE AGREEMENT.

GUARANTORS:

X ______________________________
Roman Gordon

X ______________________________
Igor Gorodnitsky

CAVITATION TECHNOLOGIES, INC.

By: ______________________________
Roman Gordon, CEO/Secretary of Cavitation Technologies, Inc.

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$520,515.67	08-01-2010	11-01-2010	9304850000			MO	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: Hydrodynamic Technology, Inc.
10019 Canoga Avenue
Chatsworth, CA 91311

Lender: National Bank of California
Corporate Banking Department
12121 Wilshire Boulevard
14th Floor
Brentwood, CA 90025

Principal Amount: $520,515.67

Date of Agreement: August 1, 2010

DESCRIPTION OF EXISTING INDEBTEDNESS: The Promissory Note dated February 7, 2007 in the amount of $700,000.00 and subsequent Change in Terms Agreements dated January 18, 2008, April 2, 2008, July 2, 2008, January 2, 2009, May 1, 2009, and August 1, 2009, with an outstanding principal balance of $520,515.67.

DESCRIPTION OF CHANGE IN TERMS: The Maturity of the Note is hereby extended from August 1, 2010 to November 1, 2010.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers or endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

HYDRODYNAMIC TECHNOLOGY, INC.

By: ______________________________
Igor Gorodnitsky, President / CFO of Hydrodynamic Technology, Inc.

By: ______________________________
Roman Gordon, CEO / Secretary of Hydrodynamic Technology, Inc.

PRIOR TO SIGNING THIS AGREEMENT, GUARANTORS READ AND UNDERSTOOD ALL PROVISIONS OF THIS AGREEMENT. GUARANTORS AGREE TO THE TERMS OF THE AGREEMENT.

GUARANTORS:

X ______________________________
Roman Gordon

X ______________________________
Igor Gorodnitsky

CAVITATION TECHNOLOGIES, INC.

By: ______________________________
Roman Gordon, CEO/Secretary of Cavitation Technologies, Inc.